UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On December 16, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the first fiscal quarter ended October 31, 2021. The information regarding the financial results for the first fiscal quarter ended October 31, 2021 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On December 16, 2021, the Company issued a news release to report its financial results for the first fiscal quarter ended October 31, 2021.

Q1 FY2022 Financial Summary (results expressed in $USD unless otherwise indicated):

•	Reported Q1 FY2022 revenue of $7.57 million a 43% increase over Q1 FY2021 revenue of $5.29 million;
•	Q1 FY2022 Gross profit of $3.49 million a 94% increase over Q1 FY2021 results of $1.8 million;
•	Q1 FY2022 Net Operating Profit of $0.32 million;
•	Q1 FY2022 Net Loss of $0.68 million;
•	Basic and Diluted loss per share of $0.01;
•	Positive Adjusted EBITDA of 0.82 million*;
•	Inventory of $3.37 million as of October 31, 2021;
•	At October 31, 2021, BaM had $7.43 million in cash and a working capital surplus of $8.36 million;
•	Total Assets were $48.98 million, Total Current Liabilities were $6.65 million and Total Liabilities were $14.58 million at October 31, 2021;
•	110,621,308 shares of common stock outstanding as of October 31, 2021 (113,349,464 as of December 14, 2021).

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Operational Milestones for Q1 FY2022:

California:

•	Definitive agreement entered for acquisition of Seaside, California dispensary;
•	The Company took over management of Seaside dispensary operations effective December 1, 2021;
•	Approval of change in ownership received from the City of Seaside, California;
•	Manufacturing and Distribution facility in development stage with local approvals in process.

Nevada:

•	Optimized distribution license;
•	Electrical power upgrade project for Production facility began to provide increase in distillation capacity;

Ohio:

•	Operation commencement of the NMG Ohio production facility;
•	Initial extracted products on dispensary shelves with an expanded product line in progress.

Arkansas:

•	Cultivation operations produced first flower with perpetual harvest operations established;
•	First flower sold from Body and Mind cultivation operations.

Michigan:

•	Continued vertical market expansion into Michigan;
•	The Company has leased a commercial building in Manistee, MI with the intent of developing a cultivation facility with 50,000 square feet of canopy as well as a production facility;
•

Received state and local preapproval licenses, and building permits to advance a Phase 1 cultivation and production facility with approximately 25,000 square feet of indoor cultivation and 5,000 square feet of production/manufacturing;

•	Final drawings and contractor bids for Phase 1 Cultivation and Production in the evaluation process;
•	Received state and local preapproval licenses, and building permits to advance a dispensary facility; and
•	Construction near completion of a wholly owned dispensary in Muskegon, MI.

Illinois

•

Announced the Company has management agreements with two entities that have been identified in the Illinois Department of Financial and Professional Regulation (IDFPR) results of the Social Equity Justice Lottery as recipients of Conditional Adult-Use Cannabis Dispensary Licenses (Conditional Licenses) in the greater Chicago-area zone; and

•	Final license awards by the Illinois Department of Financial and Professional Regulation (IDFPR) delayed due to litigation by other parties.

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“These strong quarterly results and continued positive cash flow from operations reflect our commitment to lean, focused performance as we continue to add new accretive operations,” stated Michael Mills, CEO of BaM. “Supply chain issues with carbon dioxide delivery had a short-term effect of reduced wholesale biomass from Nevada cultivation operations which led to a “one off” decrease in revenue from our prior quarter. The wholesale supply chain issue has been mostly resolved, and our retail revenue increased quarter over quarter offsetting the wholesale reduction. Our growth strategy for FY2022 continues to advance with new operations and developing licenses. Our operations team has been working closely with the new Seaside dispensary as the Company has taken over operations. The Michigan Body and Mind branded dispensary is nearing final inspection with an opening anticipated in the next several weeks. The Michigan cultivation and production operations are nearing final planning stages with construction anticipated in early calendar 2022.”

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net income (loss) from operations, which was presented above prior to the Adjusted EBITDA figure.

The unaudited consolidated interim financial statements for the quarter ended October 31, 2021 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be hosting earnings call on Friday, December 17rd, 2021 at 10:30 AM Eastern

Participants can dial 1-888-664-6392 or 416-764-8659 and use confirmation number 65424098.

The earnings call with be available for replay until December 24, 2021 by dialing 416 764 8677 and entering replay number 424098 #.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	News Release dated December 16, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 17, 2021	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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